AMERICAN RETIREMENT CORPORATION (ACR) - Q4 2002 DATA SHEET - PAGE 1 OF 2


-------------------------------------------------------------------------------
REVENUE COMPOSITION
-------------------------------------------------------------------------------

                                                  % of Res.     % of Total
(in thousands)                         $            Fees            Rev
                                    -------       --------      ----------

Retirement Centers
  Independent living                $30,841          36.3%         35.5%
  Assisted living                    10,356          12.2%         11.9%
  Skilled Nursing                     9,605          11.3%         11.1%
  Therapy Revenue                     4,923           5.8%          5.7%
  Ancillary Services                  9,014          10.6%         10.4%
  Net Entry Fee Income                1,732           2.0%          2.0%
                                    -------         -----         -----
                                     66,471          78.3%         76.5%
Freestanding Assisted Living         18,438          21.7%         21.2%
                                    -------         -----         -----
Total Resident Fees                  84,909         100.0%         97.7%


Management Fees                         842                         1.0%
Reimbursable Expenses                 1,161                         1.3%
                                    -------                       -----
                                      2,003                         2.3%

TOTAL REVENUES                      $86,912                       100.0%



-------------------------------------------------------------------------------
SAME COMMUNITY RESULTS*
-------------------------------------------------------------------------------

                               INCLUDING ENTRY FEE COMMUNITIES **            EXCLUDING ENTRY FEE COMMUNITIES
                             --------------------------------------       --------------------------------------
(in thousands)                Q4 02           Q4 01        % change        Q4 02           Q4 01       % change
                             -------         -------       --------       -------          ------      ---------

Resident & HC Revenue        $73,302         $67,446          8.7%        $58,068          52,721        10.1%
Operating Expenses            52,290          47,194         10.8%         40,685          37,368         8.9%
                             -------         -------                      -------         -------
Community NOI                $21,012         $20,252          3.8%        $17,383         $15,353        13.2%
NOI Margin                      28.7%           30.0%                        29.9%           29.1%

                              Q4 02           Q4 01        % change        Q4 02           Q4 01       % change
                             -------         -------       --------       -------          ------      ---------

# Locations                       43              43                           39              39
Avg. Occupancy                    92%             89%                          92%             88%
Avg. Occupied Units            8,183           7,827          4.5%          6,581           6,242         5.4%
Avg. Mo. Revenue/unit          2,986           2,872          4.0%          2,941           2,815         4.5%

* This table sets forth certain selected financial and operating data on a Same Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared. One community that is currently held for sale and one community that had been temporarily closed as a result of storm damage have been excluded from the comparative data.

** includes approximately $846K increase in entry fee amortization due to actuarial estimate change in Q4 01.


-------------------------------------------------------------------------------
REVENUE COMPOSITION BY SOURCE
-------------------------------------------------------------------------------

(in thousands)


                    Q4 02           %
                   -------        -----

Private Pay        $77,444         89.1%
Medicare             7,772          8.9%
Medicaid             1,696          2.0%
                   -------        -----
TOTAL              $86,912        100.0%



-------------------------------------------------------------------------------
FREESTANDING AL SUMMARY**
-------------------------------------------------------------------------------

(in thousands)                Q1 01         Q2 01         Q3 01         Q4 01       Q1 02       Q2 02       Q3 02       Q4 02 *
                             --------      --------      --------      -------     -------     -------     -------     -------

Revenue                      $ 10,206      $ 11,877      $ 13,001      $14,051     $15,214     $16,344     $17,927     $18,437
NOI                            (1,928)         (779)         (392)         239         445       1,123       1,852       2,570
NOI Margin                                                                 1.7%        2.9%        6.9%       10.3%       13.9%

Ending Occupancy                1,407         1,575         1,694        1,794       1,915       2,081       2,250       2,221
Ending Occupancy %                 51%           56%           60%          64%         68%         74%         79%         81%

Average Monthly Occupancy       1,264         1,470         1,621        1,730       1,819       1,953       2,145       2,206
Monthly Revenue per unit        2,691         2,693         2,673        2,707       2,788       2,790       2,786       2,786

* Q4 02 does not include results from one Freestanding AL that is held for sale

** Consolidated and nonconsolidated excluding 2 minority-owned Joint Ventures; Greenwood Village results have been removed from each quarter in this summary


-------------------------------------------------------------------------------
CONSOLIDATED COMMUNITY DATA**
-------------------------------------------------------------------------------

                                Q4 2002
                         ----------------------
                          Average      Average
                         Capacity     Occupancy
                         --------     ---------

Independent living         5,389        95.1%
Assisted living            3,249        85.2%
Alzheimer's                  769        83.1%
Skilled Nursing            1,221        88.6%
                          ------        ----
Total                     10,628        90.5%

** Excludes Freedom Square

-------------------------------------------------------------------------------
FREESTANDING AL OCCUPANCY LEVELS**
-------------------------------------------------------------------------------

                          Number of
Occupancy Level           Locations
---------------           ---------
90% - 100%                   10
80% - 89%                    10
70% - 79%                     5
Under 70%                     8
                             --
                             33

** Greenwood Village was reclassified as a Retirement Center in Q4 02


                     [AMERICAN RETIREMENT CORPORATION LOGO]

AMERICAN RETIREMENT CORPORATION (ACR) - Q4 2002 DATA SHEET - PAGE 2 OF 2

-------------------------------------------------------------------------------
LOCATION/UNIT CAPACITY BY COMMUNITY TYPE
-------------------------------------------------------------------------------

                                            Retirement Center                     Freestanding AL                 Total
                                -------------------------------------------     ----------------------     -----------------------
                                         Rental              Entry Fee
                                --------------------    -------------------
                                Locations   Capacity    Locations  Capacity     Locations     Capacity     Locations      Capacity
                                ---------   --------    ---------  --------     ---------     --------     ---------      --------

Owned-100% *                        7         1,699         4        1,721          10            966          21           4,386
Owned-JV                            0             0         0            0           3            256           3             256
Leased **                          14         3,826         1          554          20          1,775          35           6,155
Freedom Square                      0             0         1          730           0              0           1             730
Managed with Purchase Rights        2           532         0            0           0              0           2             532
Managed-other                       1           324         2          506           0              0           3             830
                                   --         -----         -        -----          --          -----          --          ------
  TOTAL                            24         6,381         8        3,511          33          2,997          65          12,889

*  One Freestanding AL that is held for sale is included in this summary

** Greenwood Village was reclassified as a Retirement Center in Q4 2002


-------------------------------------------------------------------------------
G&A AS A PERCENTAGE OF COMMUNITY REVENUE
-------------------------------------------------------------------------------

(in millions)                                                            Q4 02         Q4 01
                                                                        --------      --------

G&A                                                               (A)    $ 5,659      $11,135

G&A excl Self-insured medical & Medicare-related items            (B)      6,091        8,635


Consolidated Community Revenue                                          $ 84,909      $67,023
Managed Community Revenue                                                 20,618       27,940
                                                                        --------      -------
Total Community Revenue                                                 $105,527      $94,963

PERCENTAGE OF COMMUNITY REVENUE                                    (A)       5.4%        11.7%
                                                                   (B)       5.8%         9.1%



-------------------------------------------------------------------------------
ENTRY FEE COMMUNITIES
-------------------------------------------------------------------------------

                                                                           Q4 2002 Resale                 EF Unit Valuation
                                        Entry Fee Units             Cashflow Summary (in $000s)             (in $000s) (1)
                               --------------------------------    ------------------------------     ------------------------
                                                                                        Net Sales
                               Total                  Available    # of       Gross        after      Available     Total Unit
(in thousands)                 Units     Occupancy %    Units      Sales      Sales       Refunds       Units        Value (2)
                               -----     -----------  ---------    -----      -----     ---------     ---------     ----------

Owned                          1,356        95.1%         66        49        6,192        3,327         9,096        218,361

Leased & Freedom Square          711        89.5%         75        36        3,581        2,888        13,459        110,648
                               -----        ----         ---        --        -----        -----        ------        -------

Total                          2,067        93.2%        141        85        9,773        6,215        22,555        329,009

(1) Based on current sale prices

(2) Total Unit Value includes all units-sold and unsold


-------------------------------------------------------------------------------
COST OF DEBT FINANCING
-------------------------------------------------------------------------------

                      Balance
                     12/31/2002
                       ($ in                      Weighted
                     thousands)       %          Avg Rate
                     ----------     -----        ---------

Fixed Rate           291,784         54.0%         7.91%

Floating Rate        133,146         24.6%         6.10%

HCPI                 115,721         21.4%        19.50%
                     -------        -----         -----

  Total              540,651        100.0%         9.94%


-------------------------------------------------------------------------------
ARC COMMUNITY VALUATION (BASED UPON REPLACEMENT COST)
-------------------------------------------------------------------------------

(in $000s)                                   Retirement Centers                     Freestanding AL
                                 ------------------------------------------    -----------------------------
                                                       Freedom                                                  Community
                                  Owned     Leased*    Square**     Total      Owned***   Leased*     Total      Total
                                 -------    -------    --------   ---------    --------   -------    -------    ---------

(1) Estimated Asset Value        497,737    436,952     84,985    1,019,674    129,550    206,500    336,050    1,355,724

    Debt Summary
(2) Debt                         301,618     70,496     17,454      389,568     67,369     70,901    138,270      527,838
    EF Liabilities                47,033     12,576     10,345       69,954         --         --         --       69,954
(3) Capitalized Leases                --    224,989     24,720      249,709         --     97,549     97,549      347,258
                                 -------    -------    -------    ---------    -------    -------    -------    ---------
    Subtotal                     348,651    308,061     52,519      709,231     67,369    168,450    235,819      945,050
    Series B Notes                                                                                                 15,956
                                                                                                                ---------
    Total Debt                                                                                                    961,006

    Estimated Net Asset Value    149,086    128,891     32,466      310,443     62,181     38,050    100,231      394,718

    Number of Units                3,420      4,380        730        8,530      1,057      1,775      2,832       11,362
    Square Footage in 000s         4,400      4,288        652        9,340        849      1,370      2,219       11,559

    Asset Value per Unit         145,537     99,761    116,418      119,540    122,564    116,338    118,662      119,321
    Asset Value per Sq Ft            113        102        130          109        153        151        151          117

    Net Asset Value per Unit      43,592     29,427     44,474       36,394     58,828     21,437     35,392       34,740
    Net Asset Value per Sq Ft         34         30         50           33         73         28         45           34

* Greenwood Village has been reclassified from Freestanding AL to a Retirement Center

**  nonconsolidated managed community

*** excludes 2 minority-owned JVs

(1) Estimated Asset Value for Retirement Centers is based upon cost approach valuations contained in third party appraisals, obtained between July 1998 and August 2002, before depreciation. Estimated Asset Value for Freestanding AL's, most of which were developed in the last four years, is based upon actual development cost. Management believes that the actual per unit replacement cost of the Retirement Centers is significantly greater than the actual development costs of the Freestanding AL's.

(2) Debt does not include $2.401 million of debt on various land tracts held for sale and $11.910 million of guaranteed debt related to land tracts sold by the company in Q4 2002. Debt related to Leased communities is due to the Capital Lease treatment that requires a debt amount to be reported for each community that falls under the Capital Lease guidelines.

(3) Capitalized Lease amount is based upon current GAAP operating lease expense multiplied by 8X. For Freedom Square, it is the owner's distribution multiplied by 8X.



                     [AMERICAN RETIREMENT CORPORATION LOGO]

The information included herein may be deemed to constitute forward-looking information made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking information may be affected by certain risks and uncertainties, including those described in American Retirement Corporation's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, American Retirement Corporation's actual results could differ materially from such forward-looking information. American Retirement Corporation does not undertake any obligation to publicly release any revisions to any forward-looking information contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.